UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 15, 2011

PEDIATRX INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52218	20-2590810
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

405 Trimmer Road, Suite 200, Califon, NJ	07830
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (908) 975-0753

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.02 Unregistered Sales of Equity Securities.

Effective September 15, 2011, we granted 50,000 stock options to Paul J. Richardson, a director of our company. The stock options are exercisable at the exercise price of $1.00 per share until September 15, 2016, and vest over one year on a quarterly basis beginning December 15, 2011. We granted the stock options to one accredited investor relying on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 15, 2011, we appointed Paul J. Richardson to our board of directors. Our board of directors now consists of Dr. Durrant, Mr. Tousley, Mr. Carusone and Mr. Richardson.

Business Experience

Paul J. Richardson

Mr. Richardson, age 55, was most recently Regional President of Pfizer’s North America Specialty Care business unit, a position he held since 2008. From 2006 until 2008, Mr. Richardson was Vice President and Therapeutic Cluster Lead for Pfizer’s Inflammation, Pain, Ophthalmology, Genito Urinary and Gastro Intestinal and Allergy and Respiratory Therapy Areas. Between 2003 and 2006 Mr. Richardson served as Vice President of Pfizer’s Diversified Products, Targeted Brands and Dermatology and Ophthalmology Therapy Areas. Prior to 2004, Mr. Richardson served in a several roles of increasing senior responsibility with the Upjohn Company, Pharmacia and Upjohn and Pharmacia. Mr. Richardson holds a BSc degree with honors in Physiology from the University of Leeds, United Kingdom.

Mr. Richardson is not a director of any other company that is a U.S. reporting company and has not been a director of any other company that is a U.S. reporting company during the past five years.

As a pharmaceutical executive with more than 30 years of experience in the U.S. and global commercialization, product and business development, and organizational leadership, Mr. Richardson brings significant expertise in sales management, business development, licensing, acquisition, commercialization and strategic marketing to our company. We believe Mr. Richardson is qualified to serve on our board of directors because of his prior business experience and education described above.

There are no family relationships between Mr. Richardson and any of our directors or executive officers

Item 8.01 Other Events.

A copy of our press release dated September 15, 2011 is furnished herewith.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	PediatRx, Inc. Press Release dated September 15, 2011

10.1	Form of stock option agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEDIATRX INC.

/s/ Cameron Durrant
Cameron Durrant
President, Chief Executive Officer and Director

Date: September 15, 2011